UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A
 (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

June 5, 2017

Dear Member:

We are writing to inform you of the upcoming special meeting (the “Meeting”) of the members (the “Members”) of Partners Group Private Equity (Master Fund), LLC (the “Fund”) to be held on Friday, August 18, 2017 at 10:00 a.m. Eastern time, at the offices of Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036.

At the Meeting, the Members will be asked to vote on a proposal to elect five nominees to the Fund’s Board of Managers and such other matters as may properly come before the Meeting and any adjournments or postponements thereof. Three of the five Manager candidates currently serve on the Fund’s Board of Managers. The remaining two candidates currently serve as special advisors to the Board.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Members on or about June 16, 2017. The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal. The Proxy Statement provides greater detail about the proposal, why it is being made and how it applies to the Fund.

The Board of Managers of the Fund unanimously recommends that you vote “FOR” the proposal.

You may choose one of the following options to vote:

• Mail: Complete and return the enclosed proxy card.

• Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

• Internet: Visit www.proxyvote.com and follow the on-screen instructions.

• In person: Attend the Meeting on August 18, 2017.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Meeting, we may contact you for your vote. Thank you for your response and for your continued investment in the Fund.

Respectfully,

/s/ Robert M. Collins	/s/ Justin M. Rindos
Robert M. Collins, CFA	Justin M. Rindos
President	Chief Financial Officer

IMPORTANT INFORMATION
 FOR MEMBERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a vote of Members.

Questions & Answers

Q. Why am I receiving this proxy statement?

A. The Members of the Fund are being asked to vote on a proposal to elect five nominees to the Fund’s Board of Managers (the “Board”).

Q.  Who are the nominees for election to the Board of Managers?

A.  Standing for election to the Board are five nominees: Robert M. Collins, Lewis R. Hood, Jr., James F. Munsell, Stephen G. Ryan, and Robert J. Swieringa. Of the nominees, Messrs. Collins, Munsell, and Swieringa currently serve on the Board. Messrs. Hood and Ryan currently serve as special advisors to the Board. Information about each of the nominees is set forth in the Proxy Statement.

Q.  How many of the nominees will be Independent Managers if elected?

A.  If elected by the Members, four of the five nominees, Messrs. Hood, Munsell, Ryan and Swieringa, will not be “interested persons” of the Fund (“Independent Managers”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Independent Managers have no affiliation with the Fund, apart from any personal investments they choose to make in the Fund as private individuals. Independent Managers play a critical role in overseeing Fund operations and representing the interests of Members.

Mr. Collins would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Manager.” Mr. Collins would be an “Interested Manager” of the Fund by virtue of his position as a Managing Director of Partners Group (USA) Inc., the Fund’s investment adviser (the “Adviser”).

Q.  How long will each Manager serve?

A.  If elected, each nominee may serve on the Board for a term of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers, and may be removed either by (i) the vote of at least two-thirds of the Managers not subject to the removal vote or (ii) the vote of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

Q. How does the Board recommend that I vote?

A. The Board unanimously recommends that you vote “FOR” the proposal.

Q. Will the Fund pay for the proxy solicitation and related costs?

A. Proxy solicitation and related costs are estimated to cost approximately $35,000 and will be borne by the Fund.
i

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, on August 18, 2017 at 10:00 a.m., Eastern time.

Q. Do I have to attend the Meeting in order to vote my units of limited liability company interests in the Fund (“Units”)?

A. No. You can vote by mail, telephone or internet, as described immediately below.

Q. How can I vote my Units?

A. You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

• Mail: Complete and return the enclosed proxy card.

• Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

• Internet: Visit www.proxyvote.com and follow the on-screen instructions.

• In person: Attend the Meeting on August 18, 2017.

Q. Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A. Please contact Broadridge Financial Solutions, Inc. at 1-855-486-7906 between 9:00 a.m. and 10:00 p.m., Eastern time, Monday through Friday with any questions.
ii

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

NOTICE OF SPECIAL MEETING OF MEMBERS

Notice is hereby given that a special meeting of members (the “Meeting”) of Partners Group Private Equity (Master Fund), LLC (the “Fund”) will be held at the offices of Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, on August 18, 2017 at 10:00 a.m., Eastern time.

The Meeting will be held for the following purposes:

(1)	To elect Robert M. Collins, Lewis R. Hood, Jr., James F. Munsell, Stephen G. Ryan, and Robert J. Swieringa as Managers of the Fund (the “Proposal”); and

(2)	To consider and act upon any other matters that may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Managers of the Fund unanimously recommends that you vote “FOR” the Proposal.

Holders of record of units of limited liability company interests (“Units”) of the Fund at the close of business on May 1, 2017 (the “Record Date”) are entitled to vote at the Meeting, and at any adjournments or postponements thereof, with respect to the Proposal. Members are entitled to a number of votes equivalent to the Member’s “Investment Percentage” as of the Record Date. “Investment Percentage” means the percentage of the Units owned by each Member of the total Units of the Fund.
The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting.

By Order of the Board of Managers,

/s/ Robert M. Collins
Robert M. Collins, CFA
President

New York, NY
 June 5, 2017

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

Each Member’s vote is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote in person at that time, you will still be able to do so, but please call 1-855-486-7906 to obtain important information regarding your attendance at the Meeting.

June 5, 2017

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Managers (the “Board”) of Partners Group Private Equity (Master Fund), LLC (the “Fund”) for voting at a special meeting (the “Meeting”) of members of the Fund (the “Members”) to be held on August 18, 2017 at 10:00 a.m., Eastern time, at the offices of the Fund’s investment adviser, Partners Group (USA) Inc. (the “Adviser”), 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and organized as a Delaware limited liability company. As used in this Proxy Statement, units of limited liability company interests of the Fund are referred to as “Units”.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Members on or about June 16, 2017. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Fund. Broadridge Financial Solutions, Inc. (“Broadridge”), which is located at 200 Cordwainer Drive, Norwell, MA 02061, has been engaged by the Fund to assist with the solicitation of proxies. It is anticipated that the aggregate proxy costs will be approximately $35,000. In addition to the solicitation by mail and by Broadridge, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy card, the investment represented by it will be voted at the Meeting in accordance with the included instructions. Members are entitled to a number of votes equivalent to the Member’s “Investment Percentage” as of a record date. “Investment Percentage” means the percentage of Units owned by each Member of the total Units of the Fund.  Members holding Class A Units and Members holding Class I Units shall vote on the proposal as a single class. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or internet as described on the proxy card.

Members are being asked to vote on the following proposal (the “Proposal”):

Proposal:	To elect Robert M. Collins, Lewis R. Hood, Jr., James F. Munsell, Stephen G. Ryan, and Robert J. Swieringa as Managers of the Fund.

Any Member giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person. If you intend to vote in person at the Meeting, please call 1-855-486-7906 to obtain important information regarding your attendance at the Meeting, including directions.

You can request a copy of the annual and semi-annual reports of the Fund without charge by writing to the Fund, c/o Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at 1-877-748-7209.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 18, 2017: The Notice of Special Meeting of Members and this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card.

THE BOARD OF MANAGERS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

THE PROPOSAL

APPROVAL OF ELECTION OF FIVE NOMINEES TO THE BOARD

The Fund’s Board unanimously recommends that you vote “FOR” the Proposal.

At the Meeting, Members will be asked to elect five Managers who, if elected, will constitute the entire Board of the Fund. Currently, the Board consists of three members, Robert M. Collins, James F. Munsell, and Robert J. Swieringa, each of whom is proposed for election. Lewis R. Hood, Jr. and Stephen G. Ryan, who currently serve as Special Advisors to the Board, are proposed for election as well. As Special Advisors to the Board, Messrs. Hood and Ryan attend meetings of the Board and act as non-voting participants.

At a meeting of the Board held on March 23, 2017, the Board considered the proposed nominees and determined to present each nominee to Members for election. In making this determination, the Board considered the experience, qualifications, attributes and skills of each nominee, as more fully described below. As provided in the Fund’s Limited Liability Company Agreement, those nominees receiving a plurality of the votes cast at the Meeting or any adjournment or postponement thereof shall be elected as Managers.

If approved by Members at the Meeting, or at a postponement or adjournment of the Meeting, Messrs. Collins, Hood, Munsell, Ryan, and Swieringa would serve as Managers for terms of indefinite duration until the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. If elected, Mr. Hood and Mr. Ryan would resign from their positions as Special Advisors to the Board effective upon their election as Managers.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend, unless a decision is made to reduce the number of Managers.

The following table sets forth the nominees for election as Managers of the Fund, their ages, principal occupations for the past five or more years, other directorships they hold, and the number of portfolios in the Fund Complex that they will oversee if elected. Managers who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Managers.” Managers who are deemed to be “interested persons” of the Fund are referred to as “Interested Managers.” All of the nominees except for Robert M. Collins will be Independent Managers if elected by Members. Information concerning the names, ages, position(s) with the Fund, term of office, length of time served, current affiliations, and principal occupations of the principal officers of the Fund is also set out below.

INDEPENDENT MANAGER NOMINEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS* HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER**
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Special Advisor	Indefinite length; N/A	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Indefinite length; since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Special Advisor	Indefinite length, N/A	Professor of Accounting, Stern School of Business, New York University (1990-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Indefinite length; since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2

*
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

**	The Fund Complex consists of the Fund and Partners Group Private Income Opportunities, LLC.

INTERESTED MANAGER NOMINEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS* HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER**
Robert M. Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length; since September 2016 as Manager and since September 2014 as President	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length; since September 2014	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length; since December 2013	Manager, Brian Kawakami LLC (2015-Present); Partner, Ascendant Compliance Management, Inc. (2009–2015).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length; since September 2014	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*
Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

**	The Fund Complex consists of the Fund and Partners Group Private Income Opportunities, LLC.
(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

NOMINEE EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND/OR SKILLS AND THE BASIS ON WHICH NOMINEES ARE EVALUATED

The Board believes that each of the nominees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other nominees lead to the conclusion that each nominee should serve as a Manager of the Fund. Among the attributes common to each nominee is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager. Specific details regarding each Manager’s principal occupations during the past five years are included in the tables above.

Independent Manager Nominees:

Lewis R. Hood, Jr. Mr. Hood has been a Special Advisor to the Board since December 2016. Mr. Hood has more than 35 years of business experience.

James F. Munsell. Mr. Munsell has been a Manager since the Fund’s inception. Mr. Munsell has more than 40 years of legal and business experience.

Stephen G. Ryan. Mr. Ryan has been a Special Advisor to the Board since December 2016. Mr. Ryan has more than 25 years of business, accounting and academic experience.

Robert J. Swieringa. Mr. Swieringa has been a Manager since the Fund’s inception. Mr. Swieringa has more than 40 years of business, accounting and academic experience.

Interested Manager Nominees:

Robert M. Collins. Mr. Collins has been a Manager since 2016. Mr. Collins has more than 18 years of private markets investing experience.

LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Limited Liability Company Agreement of the Fund. The Board is currently composed of three members, two of whom are Independent Managers. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers will meet in executive sessions with their independent legal counsel in-person at each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”), a nominating committee (the “Nominating Committee”) and a valuation oversight committee (the “Valuation Oversight Committee”), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed James F. Munsell, an Independent Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms an important aspect of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, placement agent, administrator and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

During the fiscal year ended March 31, 2017, the Board held five in-person meetings. Each of the current Managers attended more than 75% of the meetings of the Board and meetings of the committees on which he served.

COMMITTEES OF THE BOARD

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended March 31, 2017, the Audit Committee held two regular meetings. The Audit Committee Charter is not available on the Fund’s website. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Members for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Members and evaluate them both in a similar manner, as long as the recommendation submitted by a Member includes at a minimum: the name, address and telephone number of the recommending Member and information concerning the Member’s interests in the Fund in sufficient detail to establish that the Member held Units on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended March 31, 2017, the Nominating Committee held one meeting. Each nominee was reviewed by the Nominating Committee. The Nominating Committee Charter is not available on the Fund’s website. The Nominating Committee Charter is attached as Appendix B to this Proxy Statement.

Valuation Oversight Committee

The Board has formed a Valuation Oversight Committee that is responsible for overseeing the valuation of the Fund’s investments, including the activities of the Adviser’s valuation committee with respect to such assets. In connection with the performance of its responsibilities, the Valuation Oversight Committee (i) reviews information provided by the Adviser regarding fair value determinations made by the Adviser’s valuation committee; (ii) reviews proposed changes to the Fund’s valuation procedures recommended by the Adviser; (iii) reviews reports, if any, concerning portfolio valuations prepared by the Fund’s independent registered public accounting firm; and (iv) reviews any proposed changes to the timing for the acceptance of orders for Units of the Fund and each Class and the calculation of the NAVs of the Fund and each Class. The Valuation Oversight Committee currently consists of each of the Fund’s Managers. During the fiscal year ended March 31, 2017, the Valuation Oversight Committee held one meeting. The Valuation Oversight Committee Charter is attached as Appendix C to this Proxy Statement

OWNERSHIP OF UNITS

Set forth in the tables below is the dollar range of the beneficial shares owned by each nominee and each current Manager, as of March 31, 2017, in the Fund.

NAME OF MANAGER/NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES**
Independent:
James F. Munsell	Over $100,000	Over $100,000
Robert J. Swieringa	None	None
Lewis R. Hood, Jr.	Over $100,000	Over $100,000
Stephen G. Ryan	None	None
Interested:
Robert M. Collins	Over $100,000	Over $100,000

*	The Family of Investment Companies is composed of the Fund and Partners Group Private Income Opportunities, LLC.
**	Aggregate dollar range of equity securities in all registered investment companies overseen by the Manager in a family of investment companies.

As of February 28, 2017, none of the Independent Managers (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

MANAGER COMPENSATION

Effective April 1, 2016, in consideration of the services rendered by the Independent Managers, the Fund pays each Independent Manager a fee of $55,000 per year. In addition, the Fund pays an additional fee of $10,000 per year to (i) the Chairman of the Board (Mr. Munsell) and (ii) the Chairman of the Audit Committee (Mr. Swieringa). The Managers do not receive any pension or retirement benefits. Effective December 2, 2016, in consideration of the services rendered by the Special Advisors to the Board, the Fund pays each Special Advisor to the Board a fee of $55,000 per year. The Managers and Special Advisors to the Board do not receive any pension or retirement benefits. Interested Managers are not compensated by the Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Managers for the fiscal year ended March 31, 2017.

NAME OF MANAGER	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM THE FUND AND FUND COMPLEX PAID TO THE MANAGERS*
Independent:
James F. Munsell	$65,000	$85,000
Robert J. Swieringa	$65,000	$85,000
Interested:
Robert M. Collins	$0	$0

*	The Fund Complex is composed of the Fund and Partners Group Private Income Opportunities, LLC.

ADDITIONAL INFORMATION

Record Date. Only Members of record of the Fund at the close of business on the Record Date, which is May 1, 2017, will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were approximately 269,644,787 issued and outstanding Class A Units of the Fund and approximately 202,894,433 issued and outstanding Class I Units of the Fund. Members holding Class A Units and Members holding Class I Units shall vote on the Proposal as a single class. Each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, a number of votes equivalent to the Member’s “Investment Percentage” as of the Record Date. “Investment Percentage” means a percentage established for each Member on the Fund’s books determined by dividing the number of Units owned by such Member by the number of Units owned by all of the Members.

Required Vote and Voting Information. Those candidates receiving a plurality of the votes cast at the Meeting or any adjournment or postponement thereof shall be elected as Managers. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting. For purposes of determining the presence of a quorum, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present. Abstentions and broker non-votes will be treated as Units that are present at the Meeting, but will not be counted as a vote at the Meeting.

In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.

Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Members arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Members.

Principal Holders of the Fund’s Units. As of May 1, 2017, no person was a record owner (or to the knowledge of the Fund, a beneficial owner) of 5% or more of either class of Units.

Security Ownership of Management. As of March 31, 2017, the Fund’s Managers and officers owned, in aggregate, less than 1% of the Units of each class of the Fund.

Administrator and Placement Agent. State Street Bank and Trust Company, One Summer Street, Boston, MA 02116, serves as the Fund’s administrator, and Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as the Fund’s placement agent.

Audit Committee Report. For the fiscal year ended March 31, 2016, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also met with the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and discussed with it certain matters required by the Statement on Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Fund’s financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and discussed with PwC its independence from the Fund.

Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to Members for the fiscal year ended March 31, 2016 for filing with the SEC.

The current members of the Audit Committee are James F. Munsell and Robert J. Swieringa.

Independent Registered Public Accounting Firm. PwC has been selected as independent registered public accounting firm of the Fund. PwC examines annual financial statements for the Fund and reviews regulatory filings that include those financial statements. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $320,000 for 2015 and $395,000 for 2016.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under Audit Fees are $0 for 2015 and $0 for 2016.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Fund’s principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2016.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the Fund’s principal accountant other than the services reported above were $0 for 2015 and $0 for 2016.

Pre-approval Policies and Procedures; Adviser Affiliates

The Fund’s Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor’s engagement. The Fund did not pay any “audit-related fees,” “tax fees” or “all other fees,” as described above.

The percentage of hours expended on the fund’s principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by the Fund’s principal accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund was $0 for 2015 and $0 for 2016.

The Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Member Proposals and Procedures for Member Communications with the Board. The Fund is not required to hold annual meetings of Members and currently does not intend to hold meetings unless Member action is required under the 1940 Act. Due to the limited number of Members in the Fund, the Board has not adopted formal procedures for Member communications with the Board. Any Member proposal for any future meetings of Members must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: June 5, 2017

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY TELEPHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

AUDIT COMMITTEE CHARTER

Partners Group Private Equity (Master Fund), LLC

The Audit Committee (the “Committee”) shall assist the Board of Managers of Partners Group Private Equity (Master Fund), LLC (the "Board" and the "Fund," respectfully) in its oversight of the integrity of the financial statements of the Fund, the Fund's compliance with legal and regulatory requirements, the independence and qualifications of any public accounting firm engaged to examine the Fund's accounts, controls, and financial statements for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund (each an "Independent Auditor") and performance of the Independent Auditor. The Committee has an oversight role. It is the responsibility of Partners Group (USA), Inc. (the “Adviser”) to maintain appropriate systems for accounting, internal control, and risk management, and it is the responsibility of the Independent Auditor to plan and carry out a proper audit. In fulfilling its oversight role, the Committee shall have the following responsibilities, functions, and authority:

1.
To select the Independent Auditor. The Committee shall have the sole authority and responsibility to select, evaluate, approve the compensation of, and oversee the work of any Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit reviews or attest services for the Fund (including resolution of disagreements between management and the Independent Auditor about financial reporting);

2.	To meet to review and discuss with the Adviser and the Independent Auditor:

2.01	The scope of audits and audit reports;

2.02	The personnel, staffing, qualifications and experience of the Independent Auditor;

2.03	The independence of the Independent Auditor;

2.04	The compensation of the Independent Auditor;

2.05	The audited financial statements and other financial information submitted by the Independent Auditor;

2.06	Management letters submitted to the Independent Auditor in connection with the audits of financial statements;

2.07	All recommendations and comments submitted to the Board or the Committee by the Independent Auditor, either written or verbal;

2.08	Any audit problems or difficulties and the Adviser’s and Independent Auditor’s responses;

2.09	Changes in accounting and auditing procedures, principles, practices, standards and reporting;

2.10	Tax matters affecting the Fund, including:

a.	Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for the Fund about qualification as a partnership under the Internal Revenue Code; and

b.	Tax legislation and rulings.

3.	To receive and review reports and materials submitted by any Independent Auditor about the following matters:

3.01	The policies, procedures and operating effectiveness of the accounting function;

3.02	Portfolio accounting software, and the use and implementation of that software; and

3.03
The internal controls and performance of State Street Bank and Trust Company ("State Street") as the Administrator under and compliance with the Administration Agreements between State Street and the Fund which relate to accounting matters of the Fund's financial statements.

4.	To receive and review the annual and semi-annual reports for the Fund and meet with appropriate accounting personnel for this purpose;

5.
To review and approve in advance the engagement of the Independent Auditor, including the provision (a) to the Fund of each audit and non-audit service permitted by appropriate rules or regulations to be provided to the Fund and (b) each non-audit service provided to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund relating to the operations and financial reporting of the Fund. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are “independent” within the meaning of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to its Independent Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention to the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee;

6.
To discuss with the Adviser the Fund's risk assessment and risk management practices, including risk relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks, and compliance, and the guidelines, policies, and procedures for monitoring and mitigating those risks;

7.
To oversee risk policies and processes relating to the Fund's financial statements and financial reporting processes as well as key credit risks, liquidity risks, market risks, and compliance, and the guidelines, policies, and processes for monitoring and mitigating such risks;

8.
To meet upon the call of the Chairman. The Committee may set the places, times and agendas of Committee meetings. The Committee may request reports and other information from the Adviser and may request that officers and personnel of the Adviser meet with the Committee. The Committee may employ and meet with such outside counsel, experts and other advisors as it deems necessary to perform its role and functions. The Committee shall have the sole authority to approve fees and retention terms of such outside counsel, experts and other advisors. The Committee shall keep minutes and records of its meetings and shall report to the Board;

9.
To meet alone and outside the presence of personnel of the Adviser with any Independent Auditor rendering reports to the Committee or the Board relating to accounting matters of the Fund and with outside legal counsel. The Committee may also meet with the Adviser separate from the presence of the personnel of the Independent Auditor;

10.	To review other information and meet with any other parties relevant to the review of the Independent Auditor, the audit engagement, or the internal controls of the Adviser;

11.	To evaluate and make recommendations about the compensation, retirement plan, deferred compensation plan, and other benefits provided by the Fund to the independent and interested Managers; and

12.	To review and consider other accounting matters of the Fund that may be referred to the Committee by the Board.

The Charter of the Committee may be amended or modified from time to time by the Board.

The Committee shall be composed entirely of the members of the Board who are not currently and have not previously been employed as managers, directors, or officers of the Adviser or its affiliates.

A majority of the Fund's Managers who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, shall appoint each Committee member, and may set a maximum term of appointment of each Committee member. The Chairman of the Committee shall be appointed by the Board.

The Committee shall conduct and present to the Board an annual performance evaluation of the Committee.
The Committee shall review this Charter annually and recommend to the Board any changes to the Charter that the Committee deems appropriate.

APPENDIX B

NOMINATING COMMITTEE CHARTER

Partners Group Private Equity (Master Fund), LLC

I.	Membership

The Nominating Committee (the “Committee”) of each of Partners Group Private Equity (Master Fund), LLC (the "Fund") shall consist of all managers who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Responsibilities

The Committee shall select and nominate persons to serve as managers of the Fund. The Committee’s responsibilities extend both to nominating candidates to be appointed by the Board to fill vacancies and to nominating candidates to be presented to shareholders for election. The Committee shall consider candidates recommended by management of the Fund. The Committee shall consider candidates recommended by shareholders. If the Committee considers a candidate recommended by a shareholder, the Committee should evaluate the candidate in a similar manner to candidates recommended by management or located through other sources. The Committee may solicit candidates to serve as managers from any source the Committee deems appropriate. With the Board’s prior approval, the Committee may employ and compensate counsel, consultants or advisers to assist the Committee in discharging its responsibilities.

III.	Chairperson/Meetings

The Committee shall elect a chairperson from among its members. The chairperson shall call meetings of the Committee at such times as the chairperson deems necessary or desirable, or upon the request of a majority of the Committee’s members. The chairperson shall preside over all meetings of the Committee. The Committee shall prepare minutes of all meetings, which shall be maintained with the Fund's records.

IV.	Qualifications of Candidates

The Board has established no minimum qualifications to serve as a manager. In selecting and nominating persons to serve as independent managers, i.e. managers who are not “interested persons” of the Fund as defined in the 1940 Act, however, the Committee should consider whether a candidate has any relationships that might impair the candidate’s independence with respect to the Fund's investment adviser, principal underwriter or other significant service providers, notwithstanding that the person is not an “interested person.” Otherwise, the Committee shall consider all factors it deems necessary to evaluate whether a candidate for a position as manager has the ability to fulfill the responsibilities of a manager. Such factors may include, without limitation:

•	Education and experience that establish the ability to exercise sound business judgment;
•	Financial and accounting knowledge;
•	Whether the candidate possesses the attributes to qualify as an “audit committee financial expert”;
•	Willingness to invest in the Fund;
•	Experience on other boards;
•	Years of service available until mandatory retirement age;
•	Whether the candidate will contribute to any desired diversity objectives, e.g., gender, race, geographic location, experience, education; and
•
Potential conflicts of interest with other business relationships (e.g., prospective candidates should not have significant business relationships with competitors of the Fund's investment adviser or competitor mutual funds).

V.	Procedures for Shareholder Nominations

Management of the Fund shall ensure that any proxy statement relating to the election of managers inform members that they may recommend candidates for nomination as managers and that they may do so by sending a written recommendation addressed to the Committee at the Fund's principal place of business. Management of the Fund also shall ensure that any required information with respect to shareholder nominations is properly included in the Fund’s Form N-CSR.

Any recommendation submitted by a shareholder shall include, at a minimum:

•
The name, address and telephone number of the recommending shareholder and information concerning the shareholder's interests in the Fund in sufficient detail to establish that the shareholder held interests in the Fund on the relevant record date; and

•
The name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Committee in evaluating the recommended nominee’s qualifications to serve as a manager.

VI.	Approval by the Board of Managers

The Committee shall submit recommended candidates for appointment or election as managers to the full Board of Managers for approval. Upon Board approval of a candidate, an invitation to join the Board or notification that a candidate will be submitted to shareholders for election shall be made through a joint communication by the Chairman of the Committee and the Chairman of the Board.

APPENDIX C

VALUATION OVERSIGHT COMMITTEE CHARTER

Partners Group Private Equity (Master Fund), LLC

Organization and Purpose

The Board of Managers (the “Board”) of Partners Group Private Equity (Master Fund), LLC (the "Fund") has established a Valuation Oversight Committee (the “Committee”) comprised of members of the Board for the purpose of overseeing the valuation of the private equity investments held by the Fund.

Composition of the Committee

Until otherwise determined by resolution of the Board, the Committee shall be comprised of all of the Managers of the Board. The Committee may elect a chairman, who will preside over Committee meetings (the “Chairman”).

Summary of Responsibilities

The Fund calculates its net asset value (“NAV”), and the NAV of the shares of each Class, as of the close of business on the last business day of each calendar month and the last day of each accounting period. The Board has delegated to the Fund’s investment adviser, Partners Group (USA) Inc. (the “Adviser”), the responsibility for determining the NAVs of the Fund and each Class, subject to oversight by the Board. The Fund has adopted procedures for the valuation of the Fund's investments, which have been approved by the Board (the "Valuation Procedures"). The Valuation Procedures provide for a committee (the “Valuation Committee”) comprised of personnel of the Adviser and its affiliates to determine the fair values of the Fund's investments.

Specific Responsibilities

Without limiting the generality of the responsibilities stated above, in connection with the performance of its responsibilities, the Committee will:

1.	Review information provided by the Adviser regarding fair value determinations made by the Valuation Committee pursuant to the Valuation Procedures.

2.	Review proposed changes to the Valuation Procedures recommended by the Valuation Committee or Adviser from time to time.

3.	Review information provided by the Valuation Committee, the Adviser or counsel to the Fund with respect to industry developments relating to portfolio valuations.

4.	Review reports, if any, concerning portfolio valuations prepared by the Fund’s independent registered public accounting firm.

5.
Meet with and/or receive reports from the Valuation Committee at such times, and regarding such matters, as the Committee deems appropriate including, without limitation, matters relating to the Valuation Procedures and the functioning and operating policies of the Valuation Committee.

6.	Review any proposed changes to the timing for the acceptance of orders for shares of the Fund and each Class and the calculation of the NAVs of the Fund and each Class.

Additional Matters

1.	The Committee shall set its agenda and the places and times of its meetings, and may meet separately from management of the Fund and from the Adviser whenever the Committee deems appropriate.

2.
The Committee may request that Managers who are not members of the Committee, officers or employees of the Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

3.
If the Committee consists of less than all of the Managers of the Board, the Committee shall provide the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board not later than the next regularly scheduled meeting of the Board.

4.	The Committee shall have the authority to discharge its responsibilities including, without limitation, the authority to retain experts or consultants at the expense of the Fund.

5.	The Committee shall review the provisions of this Charter from time to time and recommend changes therein to the full Board.

Subject to the general oversight responsibility of the Board, day-to-day responsibility for valuing the portfolio investments of the Fund rests with the Adviser. Accordingly, neither the creation and existence of this Committee nor the Committee’s responsibilities under this Charter in any way serve as a substitute for, or relieve the Adviser from, such responsibility.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 18, 2017: The Notice of Special Meeting of Members and this Proxy Statement are available at www.proxyvote.com by entering the control number that appears on your proxy card.

THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Mail	To vote by Telephone	To vote by Internet
1) Read the proxy statement 2) Check the appropriate box on the reverse side 3) Sign and date the proxy card 4) Return the proxy card in the envelope provided	1) Read the proxy statement and have this proxy card at hand 2) Call 1-800-690-6903 3) Follow the recorded instructions	1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

This proxy card is solicited on behalf of the Board of Managers of the Fund. The Board of Managers of the Fund unanimously recommends that you vote “FOR” the Proposal.

June 5, 2017

This Proxy is solicited on behalf of the Board of Managers of Partners Group Private Equity (Master Fund), LLC (the “Fund”) for the Special Meeting of Members (the “Meeting”) and related to the proposal with respect to the Fund. The undersigned hereby appoints Robert Collins, Justin Rindos and Oliver Jimenez, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all units of limited liability company interests (“Units”) of the Fund which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m., Eastern time, on August 18, 2017, at the offices of offices of Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF MEMBERS AND THE PROXY STATEMENT, DATED JUNE 5, 2017, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date:

Signature (s) (if held jointly

Please sign exactly as name(s) appears above. If Units are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Proposal: To elect the nominees listed below as Managers of the Fund.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nominees:	[ ]	[ ]	[ ]
1. Robert M. Collins
2. Lewis R. Hood, Jr.
3. James F. Munsell
4. Stephen G. Ryan
5. Robert J. Swieringa

To withhold authority to vote for any individual nominees, mark “FOR ALL EXCEPT” and write the nominee number(s) and/or name(s) on the line below.

88146419.4

2